UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 26, 2015

HEXION INC.
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)
614-225-4000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2015, Hexion Inc. (the “Company”) issued a press release announcing the planned retirement of William H. Carter, Executive Vice President, Chief Financial Officer, and a director of the Company and of the Company’s indirect parent, Hexion Holdings LLC (“Hexion Holdings”), effective December 31, 2015. Mr. Carter will be succeeded by George F. Knight, Senior Vice President-Finance and Treasurer of the Company and Hexion Holdings.

Mr. Knight, age 58, has served as Senior Vice President-Finance and Treasurer of the Company since 2005. From 1997 to 2005, he served in senior finance roles with Borden Foods Corporation, Borden, Inc., and Borden Chemical, Inc. Prior to 1997 Mr. Knight held international finance leadership positions with Duracell International Inc. and was with the public accounting firm Deloitte & Touche. Mr. Knight’s extensive management experience and his skills in financial leadership qualify him to serve as a director of the Company and on the Board of Managers of Hexion Holdings.

In connection with his promotion, Mr. Knight will: (i) receive an annual base salary of $475,000 for his first year (“Base Salary”), (ii) be eligible to receive annual cash incentive compensation payments (the “Annual Bonus”) with a target Annual Bonus opportunity of 70% of his Base Salary; and (iii) be eligible to receive severance equal to 18 months of Base Salary in the event of a termination by the Company without cause. Mr. Knight will not receive additional compensation for serving as a director of the Company or Hexion Holdings.

The foregoing summary of Mr. Knight’s terms of employment does not purport to be complete and is subject to and qualified in its entirety by reference to the terms of employment which will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

The Company also announced that Colette Barricks, Senior Vice President and General Controller of the Company and of Hexion Holdings has been appointed Principal Accounting Officer, effective January 1, 2016, succeeding Mr. Carter. Ms. Barricks, age 47, has served in her current role with the Company since 2008. Prior to 2008, she held senior finance and auditing positions with Borden Foods Corporation, Borden, Inc., Borden Chemical, Inc., GBQ Partners and Jackson Thornton & Company.

A copy of the press release dated October 26, 2015 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press release of Hexion Inc. dated October 26, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEXION INC.

Date:	October 26, 2015	/s/ William H. Carter
William H. Carter
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Hexion Inc. dated October 26, 2015.